UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2005

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. - Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm.

On December 13, 2004, the Audit Committee of the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm upon the anticipated completion of the audit of the Company’s financial statements for the fiscal year ended October 29, 2004. The Company filed a Current Report on Form 8-K reporting such event on December 17, 2004. PricewaterhouseCoopers LLP completed the audit of the Company’s financial statements for the year ended October 29, 2004 on January 27, 2005, and the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was effective on January 27, 2005. The decision to change principal accountants was approved by the Audit Committee and the Board of Directors of the Company.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of Bridgford Foods Corporation for the years ended October 29, 2004 and October 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended October 29, 2004 and October 31, 2003, and through January 27, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended October 29, 2004, and October 31, 2003, and through January 27, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

A letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein is attached as Exhibit 16.1 hereto.

(b)	New independent registered public accounting firm.

On December 13, 2004, the Audit Committee of the Board of Directors of the Company appointed Haskell & White LLP as its new independent registered public accounting firm as of December 13, 2004 for the fiscal year beginning October 30, 2004 and ending October 28, 2005.

During the Company’s two most recent fiscal years ended October 29, 2004 and October 31, 2003, and through the subsequent interim period ended January 27, 2005, neither the Company nor anyone on its behalf consulted Haskell & White LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. - Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 31, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

January 31, 2005	By:	/s/ Raymond F. Lancy
Raymond F. Lancy Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 31, 2005.